UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)

Artisan Partners Funds, Inc.

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[September 28], 2020

ARTISAN PARTNERS FUNDS, INC.

Dear Shareholder:

A special meeting of shareholders of Artisan Sustainable Emerging Markets Fund (the “Fund”), a series of Artisan Partners Funds, Inc. (the “Corporation”), will be held on [November 10, 2020] to vote on an important proposal that affects the Fund. Please read the enclosed materials and cast your vote.

We are asking you to consider and vote to approve a change in the sub-classification of the Fund from “diversified” to “non-diversified” for purposes of Section 5(b) of the Investment Company Act of 1940, as amended, and the elimination of a related fundamental investment restriction (the “Proposal”).

Importantly, the board of directors of the Corporation has considered the Proposal and unanimously recommends that you vote “FOR” the Proposal. However, before you vote, please read the full text of the enclosed proxy statement for an explanation of the Proposal.

You can vote in one of four ways:

o	Over the Internet through the website listed on the proxy card,

o	By telephone, using the toll-free number listed on the proxy card,

o	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

o	By telephone during the telephonic special shareholder meeting on [November 10, 2020].

The Corporation is sensitive to the health and travel concerns of the Fund’s shareholders and the evolving recommendations from public health officials related to the novel coronavirus (“COVID-19”) pandemic. Due to the public health emergency caused by the COVID-19 pandemic, the special meeting of shareholders will be conducted telephonically. Any shareholder wishing to participate in the special meeting of shareholders by means of remote communication can do so by following the instructions provided in the attached Notice of Special Meeting of Shareholders and proxy materials. In light of uncertainties relating to the COVID-19 pandemic, the Corporation reserves the flexibility to change the date, time, location or means of conducting the special meeting of shareholders. In the event of such a change, the Fund will issue a press release announcing the change, available at https://www.artisanpartners.com/individual-investors, and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials.

To attend, vote, and/or submit any questions at the Meeting, please register by sending an email to attendameeting@astfinancial.com containing your full name, address and control number found on your voting form. Please indicate Artisan Sustainable Emerging Markets Fund in the subject line. In order for beneficial owners of shares registered in the name of a broker, bank, or other nominee to attend, participate, and vote at the Meeting, you must first obtain a legal proxy from the relevant broker, bank, or other nominee and then register your attendance ahead of the Meeting, as described above. Shareholders will receive an email containing instructions for attending the Meeting after registering.

We encourage you to vote over the Internet or by telephone in advance of the meeting by using the voting control number that appears on your proxy card.

Your vote is extremely important. If you have questions, please call AST Fund Solutions, LLC, the Fund’s proxy solicitor, toll-free at (866) 521-4429.

We appreciate your participation and prompt response in this matter, and thank you for investing in the Fund.

Sincerely,

/s/ Gregory K. Ramirez
Gregory K. Ramirez
President and Chief Executive Officer

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

ARTISAN PARTNERS FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [NOVEMBER 10, 2020]

Artisan Sustainable Emerging Markets Fund

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Artisan Sustainable Emerging Markets Fund (the “Fund”), a series of Artisan Partners Funds, Inc. (the “Corporation”), will be conducted telephonically on [November 10, 2020] at [2:00 p.m.] Central Time for the purposes listed below:

Proposal Summary

1.	Approval of a change in the sub-classification of the Fund from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction (the “Proposal”); and

2.	Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the board of directors of the Corporation (the “Board” or the “Directors”) unanimously recommends that shareholders of the Fund vote “FOR” the Proposal.

Shareholders of record at the close of business on [September 21, 2020] are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares. Information with respect to how to access the list of all shareholders entitled to notice of, and to vote at, the Meeting will be provided to attendees at the Meeting.

The Corporation is sensitive to the health and travel concerns of the Fund’s shareholders and the evolving recommendations from public health officials related to the novel coronavirus (“COVID-19”) pandemic. Due to the public health emergency caused by the COVID-19 pandemic, the Meeting will be conducted telephonically. Any shareholder wishing to participate telephonically in the Meeting can do so by following the instructions provided in this Notice of Special Meeting of Shareholders and the attached proxy materials. In light of uncertainties relating to the COVID-19 pandemic, the Corporation reserves the flexibility to change the date, time, location or means of conducting the Meeting. In the event of such a change, the Fund will issue a press release announcing the change, available at https://www.artisanpartners.com/individual-investors, and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials.

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We call your attention to the accompanying proxy statement. Please complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting telephonically at the Meeting. Please call AST Fund Solutions, LLC (“AST”), the Fund’s proxy solicitor, toll-free at (866) 521-4429 if you have any questions relating to attending the Meeting telephonically or your vote instructions.

By Order of the Board of Directors,

/s/ Sarah A. Johnson
Sarah A. Johnson
Secretary

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the following information is qualified in its entirety by reference to the enclosed proxy statement (the “Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials because you have the right to vote on the important Proposal described below concerning the Fund.

Q.	What is the Proposal about?

A.

The Proposal relates to the proposed change in the sub-classification of the Fund from “diversified” to “non-diversified,” as such terms are defined in Section 5(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the elimination of a related fundamental investment restriction (the “Reclassification”). As described in greater detail in the Proxy Statement, the Fund is currently sub-classified as a diversified fund under the 1940 Act and has adopted a related fundamental investment restriction. As a “diversified” fund, the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (measured at the time an investment is made), except securities issued by the US Government, its agencies or instrumentalities and securities of other investment companies. With respect to the remaining 25% of the Fund’s total assets, there is no limitation on the amount of assets the Fund may invest in any one issuer. By changing its sub-classification to “non-diversified” and eliminating the related fundamental investment restriction, the Fund would no longer be subject to these restrictions. Accordingly, the change would give the Fund the ability to invest a greater percentage of its assets in the securities of a smaller number of issuers or any one issuer than a diversified fund. Under the 1940 Act, shareholder approval is necessary for a change from a diversified fund to a non-diversified fund and to change or eliminate a fundamental investment restriction.

The Board recommends that you vote “FOR” the Proposal.

Q.	Why are shareholders being asked to approve these changes?

A.

As explained more fully in the Proxy Statement, the Reclassification is proposed, among other reasons, to allow the Fund more flexibility in achieving its investment objective. Based on its experience and investment analysis, Artisan Partners Limited Partnership (“Artisan Partners”), the Fund’s investment adviser, believes that the Reclassification could potentially enable the Fund to achieve stronger absolute and relative performance over the long-term by providing the Fund with this additional flexibility. The Reclassification will allow Artisan Partners the potential to seek to maximize the impact of its investment theses in respect of those companies in which it has the highest conviction. For example, the weightings of the largest companies in the Fund’s benchmark index, MSCI Emerging Markets Index, have grown significantly over the last ten years, and the Fund’s diversified sub-classification currently limits the Fund from taking or increasing a market-weight or larger position in some of the largest companies in the benchmark. Accordingly, to enhance the Fund’s ability to pursue attractive investment opportunities and increase the degree of investment freedom for the Fund, the Board is proposing that Shareholders approve the Reclassification.

Q.	When is the Meeting?

A.

The enclosed proxy is being solicited for use at the Meeting to be conducted telephonically on [November 10, 2020] at [2:00 p.m.] Central Time, and, if the Meeting is adjourned or postponed, at any postponed or adjourned session, for the purposes stated in the Notice of Special Meeting of Shareholders.

Q.	Who will bear the costs of soliciting proxies and the Meeting?

A.

The Fund has retained AST to assist in the solicitation of proxies of shareholders of the Fund at an estimated cost of $11,000, although actual costs may be substantially higher. These costs and any other expenses related to the Meeting and any adjournment(s) or postponement(s) thereof, including the costs of preparing and mailing the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the Fund, subject to its existing expense limitation agreement with Artisan Partners.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” the Proposal. Please see the section of the proxy materials discussing the Proposal for a discussion of the Board’s considerations in making this recommendation.

Q.	What vote is required to approve the Proposal?

A.

To conduct business at the Meeting, one-third of the shares entitled to be cast must be present telephonically or by proxy. This is called a quorum. A change in the Fund’s sub-classification from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund.

Q.	How do I place my vote?

A.

You may vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or by telephone at the Meeting, which is to be conducted telephonically. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call AST, the Fund’s proxy solicitor, toll-free at (866) 521-4429.

The Meeting will be held telephonically. To attend, vote, and/or submit any questions at the Meeting, please register by sending an email to attendameeting@astfinancial.com containing your full name, address and control number found on your voting form. Please indicate Artisan Sustainable Emerging Markets Fund in the subject line.

In order for beneficial owners of shares registered in the name of a broker, bank, or other nominee to attend, participate, and vote at the Meeting, you must first obtain a legal proxy from the relevant broker, bank, or other nominee and then register your attendance ahead of the Meeting, as described above.

Shareholders will receive an email containing instructions for attending the Meeting after registering.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call AST, the Fund’s proxy solicitor, toll-free at (866) 521-4429.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting telephonically at the Meeting.

PROMPT EXECUTION AND RETURN OF YOUR PROXY CARD IS REQUESTED. INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE ARE INCLUDED, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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TABLE OF CONTENTS

PROPOSAL TO APPROVE A CHANGE IN THE SUB-CLASSIFICATION OF THE FUND FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND THE ELIMINATION OF A RELATED FUNDAMENTAL INVESTMENT RESTRICTION	2

Reason for the Proposal	2

Required Vote	4

Board Recommendation	4

OTHER BUSINESS	4

ADDITIONAL INFORMATION	4

Investment Adviser	4

Principal Underwriter	5

Other Information	5

Voting Information	5

Shareholder Proposals	7

APPENDICES

Appendix A	Outstanding Shares	A-1
Appendix B	Record or Beneficial Ownership	B-1

ARTISAN PARTNERS FUNDS, INC.

ARTISAN SUSTAINABLE EMERGING MARKETS FUND

875 East Wisconsin Avenue, Suite 800

Milwaukee, Wisconsin 53202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [NOVEMBER 10, 2020]

This Proxy Statement and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Artisan Sustainable Emerging Markets Fund (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders of the Fund (the “Meeting”) to be telephonically on [November 10, 2020] at [2:00 p.m.] Central Time, and at any and all adjournments or postponements thereof.

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about [September 30, 2020].

The Meeting is scheduled as a special meeting of the holders of all shares of the Fund. The Shareholders of all classes of shares of the Fund (the “Shareholders”) will vote together on the matters scheduled to come before the Meeting. You are entitled to vote shares of the Fund as of the close of business on [September 21, 2020] (the “Record Date”), even if you no longer own shares.

If you have any questions about the Proposal or about voting, please call AST Fund Solutions, LLC (“AST”), the Fund’s proxy solicitor, toll-free at (866) 521-4429.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE MEETING TO BE HELD ON

[NOVEMBER 10, 2020]

This Proxy Statement and the accompanying Notice of Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about the Fund in its most recent annual report and semiannual report, which are available, without charge, by writing to the Corporation at 430 W. 7th Street, Suite 219322, Kansas City, MO 64105, by calling (800) 344-1770, or at www.artisanpartners.com

PROPOSAL

TO APPROVE A CHANGE IN THE SUB-CLASSIFICATION OF

THE FUND FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

AND APPROVE THE ELIMINATION OF A RELATED

FUNDAMENTAL INVESTMENT RESTRICTION

The Board of Directors has approved, on behalf of the Fund, and recommends that Shareholders approve, a change in the sub-classification of the Fund from “diversified” to “non-diversified,” as such terms are defined in the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder (the “1940 Act”) and the elimination of a related fundamental investment restriction (the “Proposal” or the “Reclassification”).

Reason for the Proposal

The Fund is currently sub-classified as a diversified fund under the 1940 Act. This means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (measured at the time an investment is made), except securities issued by the US Government, its agencies or instrumentalities and securities of other investment companies. With respect to the remaining 25% of the Fund’s total assets, there is no limitation on the amount of assets the Fund may invest in any one issuer. In addition, the Fund currently has a fundamental investment restriction related to the Fund’s sub-classification as a diversified fund, which states that the Fund may not, with respect to 75% of the Fund’s total assets, purchase securities of an issuer (other than the US Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by US Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value at the time of a particular purchase to be invested in the securities of such issuer; or (b) such purchase would result in more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of such issuer being held by the Fund. By changing its sub-classification to “non-diversified” and eliminating the related fundamental investment restriction, the Fund would no longer be subject to these restrictions. Accordingly, the change would give the Fund the ability to invest a greater percentage of its assets in the securities of a smaller number of issuers or any one issuer than a diversified fund. Under the 1940 Act, shareholder approval is necessary for a change from a diversified fund to a non-diversified fund and the elimination of a fundamental investment restriction.

Based on its experience and investment analysis, Artisan Partners Limited Partnership (“Artisan Partners”), the Fund’s investment adviser, believes that, given the Fund’s strategy to focus its investments in companies positioned to benefit from the growth potential in emerging markets, the Reclassification could potentially enable the Fund to achieve stronger absolute and relative performance over the long-term by providing the Fund with greater investment flexibility. In addition to increased investment flexibility generally, the Fund’s portfolio management team believes that the Fund’s current sub-classification as diversified, and the related fundamental investment restriction, may limit the Fund’s ability to effectively execute its investment strategy to its fullest potential. The Reclassification will allow Artisan Partners the potential to seek to maximize the impact of its investment theses in respect of those companies in which it has the highest conviction. For example, the weightings of the largest companies in the Fund’s benchmark index, MSCI Emerging Markets Index, have grown significantly over the last ten years, and the Fund’s diversified sub-classification currently limits the Fund from taking or increasing a market-weight or larger position in some of the largest companies in the benchmark.

In consideration of the foregoing reasons, Artisan Partners believes the Reclassification will better reflect the Fund’s current and expected investment strategy and enhance Artisan Partners’ flexibility to invest the Fund’s assets by easing the restriction on its ability to manage the Fund’s portfolio and granting it the freedom to invest larger portions of the Fund’s portfolio in securities of individual issuers. Artisan Partners believes that this increased investment flexibility would also permit it to more effectively manage the Fund and could potentially enable the Fund to achieve stronger absolute and relative performance over the long-term by providing an opportunity to differentiate the Fund from its benchmark and peers. Artisan Partners, however, does not currently expect that the change in the Fund’s sub-classification will result in a significant change in the portfolio composition or risk profile of the Fund. The Fund does not expect any adverse tax consequences as a result of the Reclassification.

This increased investment flexibility to invest a larger portion of its assets in securities of a smaller number of issuers than a diversified fund may, however, make the Fund more susceptible to economic, business, political or other factors affecting the particular issuers in which it invests because larger investments in individual companies will have a greater effect on the Fund’s performance.

If the Proposal is approved, the Fund generally will not invest more than 15% of its total assets in the securities of a single issuer, measured at the time of purchase. In addition, although approval of the Proposal would permit the Fund to invest without regard to the diversification requirements under the 1940 Act, the Fund would continue to be subject to certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, with respect to 50% of the Fund’s total assets, it may not invest more than 5% of its total assets in securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the US Government, its agencies or instrumentalities and except securities of other investment companies. With respect to the remaining 50% of the Fund’s assets, the Fund may not invest more than 25% of its assets in securities of any one issuer. These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may have a higher concentration in an issuer during periods between the ends of its fiscal quarters. The Fund will also continue to be subject to its policy of investing, under normal circumstances, primarily in equity securities of emerging market companies that possess a sustainable global competitive advantage.

The Board considered the recommendation of Artisan Partners to change the Fund’s sub-classification under the 1940 Act and eliminate the related fundamental investment restriction, and the potential effects of the Reclassification on the Fund and its risk profile. Following its consideration of these matters, the Board unanimously approved the proposed changes and is proposing that Shareholders approve the Proposal. If Shareholders approve the Proposal, the changes will take effect shortly after the Meeting. If Shareholders do not approve the Proposal, the Fund will continue to operate as a “diversified” fund and the related fundamental investment restriction will remain in effect.

Required Vote

A change in the Fund’s sub-classification from “diversified” to “non-diversified” and elimination of the related fundamental investment restriction requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund.

Board Recommendation

The Directors unanimously recommend that shareholders of the Fund vote “FOR” the Proposal.

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or at any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Investment Adviser

Artisan Partners provides investment advisory services to the Fund and other series of the Corporation pursuant to an investment advisory agreement dated May 12, 2015 and is responsible for management of the Fund’s investment portfolio and for overall management of the Fund’s business and affairs. The principal business address of Artisan Partners is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Principal Underwriter

Artisan Partners Distributors LLC (“Distributors”) acts as principal underwriter for the Fund and other series of the Corporation. The principal business address of Distributors is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. All distribution expenses relating to the Fund are paid by Artisan Partners Holdings LP or Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors.

Other Information

Proxy materials, reports and other information filed by the Fund may be obtained by visiting the SEC’s Internet web site (at http://www.sec.gov), which also contains other information about the Fund.

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about [September 30, 2020], but proxies may also be solicited by telephone or over the Internet by representatives of the Corporation, regular employees of Artisan Partners or its affiliate(s), or AST, a private proxy services firm and the proxy solicitor. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to the underlying beneficial shareholders of the Fund.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Corporation or Artisan Partners, such as AST. Authorization to permit AST to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with applicable law and procedures that the Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Cost of the Meeting. The Fund has retained AST to assist in the solicitation of proxies of shareholders of the Fund at an estimated cost of $11,000, although actual costs may be substantially higher. These costs and any other expenses related to the Meeting and any adjournment(s) or postponement(s) thereof, including the costs of preparing and mailing the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Fund, subject to its existing expense limitation agreement with Artisan Partners.

Shareholder Voting. Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own on the matter as to which such shares are to be voted at the Meeting.

A quorum must be present at the Meeting for the transaction of business. A quorum occurs if one-third of the shares of common stock of the Fund entitled to vote at the Meeting are present telephonically or by proxy. Abstentions and broker non-votes do not represent votes cast for the Proposal but will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” are, with respect to the Proposal, shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and as to which the broker or nominee does not have discretionary voting power, but for which a broker or nominee returns the proxy card without voting on the Proposal. Because the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund is required to approve the Proposal, abstentions and broker non-votes will have the effect of a vote against the Proposal.

If (i) a quorum is not present at the Meeting, (ii) a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received by the time scheduled for the Meeting, (iii) the persons named as proxies judge that it is advisable to defer action on the Proposal or (iv) other matters arise requiring shareholder action, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes properly cast upon the Proposal at the Meeting or represented by proxy, whether or not a quorum is present. Any shares present and entitled to vote at the Meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Any adjourned meeting may be held as adjourned without further notice other than by announcement to be given at the Meeting.

Information regarding the number of issued and outstanding shares of each class of the Fund as of the Record Date is provided in Appendix A. Each outstanding share represents one vote, or fractional portion thereof, with respect to the Fund. The persons who are known to have owned beneficially 5% or more of the Fund’s outstanding shares as of [August 31, 2020] are listed in Appendix B.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you properly vote by telephone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to the proposal, your shares will be voted in accordance with the Board’s recommendation with respect to the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. PLEASE DO NOT VOTE BY TELEPHONE OR OVER THE INTERNET IF YOU HAVE RETURNED YOUR PROXY CARD, UNLESS YOU WISH TO CHANGE YOUR VOTE. You may revoke your proxy: (i) at any time prior to its exercise by written notice of its revocation to the Secretary of the Corporation prior to the Meeting; (ii) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (iii) by being present and voting in person at the Meeting. Telephonic attendance at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. The Proposal to change the Fund’s sub-classification from “diversified” to “non-diversified” and eliminate the related fundamental investment restriction requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement will be delivered to shareholders residing at the same address, unless such shareholders have notified the Corporation of their desire to receive multiple copies of shareholder reports and proxy statements.

If you would like to receive an additional copy, please contact the Fund at 430 W. 7th Street, Suite 219322, Kansas City, MO 64105, by calling AST, the Fund’s proxy solicitor, toll-free at (866) 521-4429 or by visiting: https://vote.proxyonline.com/artisanpartners/docs/proxy2020.pdf. The Corporation will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Corporation’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Corporation is registered with the Securities and Exchange Commission as an open-end management investment company and is incorporated under Wisconsin law. The Wisconsin Business Corporation Law permits registered investment companies to operate without annual meetings of shareholders, unless certain specified shareholder actions are required to be taken under the 1940 Act (e.g., the election of Directors). The Corporation does not expect to hold an annual meeting in any year in which the election of Directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Corporation’s articles of incorporation and bylaws, as amended and restated. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Corporation, c/o Artisan Partners Funds, Inc., 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Corporation must be received by the Corporation in writing within a reasonable amount of time before the Corporation solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Directors

/s/ Sarah A. Johnson
Sarah A. Johnson
Secretary

APPENDIX A

OUTSTANDING SHARES

As of [September 21], 2020, the Record Date, the total number of shares outstanding for the Fund is set forth in the table below:

Investor Shares	Institutional Shares		Total
[To be added]	[To be added	]	[To be added	]

A-1

APPENDIX B

RECORD OR BENEFICIAL OWNERSHIP*

As of [August 31, 2020], the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of the Fund’s outstanding securities.

Share Class	Amount of Shares Owned		Percentage of Share Class		Name and Address of Beneficial Owner
[To be added]	[To be added	]	[To be added	]	[To be added	]

[Add footnote for employer ownership and control if needed.]

As of [August 31, 2020], the Directors and officers as a group owned, of record and beneficially (unless otherwise indicated), each class of the Fund as set forth below:

Fund	Share Class	Percentage of Share Class
Artisan Sustainable Emerging Markets Fund	Investor	[To be added	]
Artisan Sustainable Emerging Markets Fund	Institutional	[To be added	]

As of [August 31, 2020], each of the Directors and named executive officers owned, of record and beneficially, less than 1% of the outstanding shares of each class of the Funds, except Eric R. Colson, an “interested person” of the Corporation, Artisan Partners and/or Distributors (as such term is defined in the 1940 Act), who owned [*]% and [*]% of Investor Shares and Institutional Shares, respectively, of the Fund.

B-1

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Artisan Sustainable Emerging Markets Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [NOVEMBER 10, 2020]

The undersigned, revoking previous proxies, hereby appoints Sarah A. Johnson, Laura E. Simpson and Shannon K. Jagodinski, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Artisan Sustainable Emerging Markets Fund (the “Fund”), a series of Artisan Partners Funds, Inc. (the “Corporation”), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held as a virtual meeting on [November 10, 2020] at [2:00 p.m.] Central Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 521-4429. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [November 10, 2020]. The Notice of the Special Meeting and Proxy Statement are available at:

https://vote.proxyonline.com/artisanpartners/docs/proxy2020.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Artisan Sustainable Emerging Markets Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.	SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is being solicited on behalf of the Board of Directors of the Corporation

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

PROPOSAL(S)	FOR	AGAINST	ABSTAIN
1. Approval of a change in the sub-classification of the Fund from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction (the “Proposal”); and	O	O	O

2. Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]